POTOMAC FUNDS
                                  BROKER CLASS

                    SUPPLEMENT DATED SEPTEMBER 1, 2000 TO THE
                       PROSPECTUS DATED NOVEMBER 17, 1999,
                      AS SUPPLEMENTED ON FEBRUARY 16, 2000

      The following paragraph replaces the second paragraph of the section titled "About Your Investment - Your Account" on page 13 of the Prospectus:

            The table below lists the CDSCs that apply if you sell Broker Class share within 6 years of purchase. For Broker Class shares purchased prior to September 1, 2000, the CDSC is calculated by multiplying the relevant percentage listed in the table below by the lesser of (a) your original purchase cost and (b) the market value of the shares at the time of the sale. For Broker Class shares purchased on or after September 1, 2000, the CDSC is calculated by multiplying your original purchase cost by the relevant percentage listed below. The longer you hold the shares, the less of a CDSC you would pay.